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                                                                   EXHIBIT 10.63

                                AMENDMENT NO. 1

                                       TO

               AGREEMENT FOR PURCHASE AND SALE OF CERTAIN ASSETS

                              DATED JULY 14, 1995

                           ENTERED INTO BY AND AMONG

          PHYSICIANS INSURANCE COMPANY OF OHIO, MUTUAL ASSURANCE, INC.

                                      AND

                      THE PROFESSIONALS INSURANCE COMPANY

     The undersigned parties hereby agree to amend Section 1.01(d) of their July 14, 1995 Agreement for Purchase and Sale of Certain Assets ("Agreement"). Physicians Insurance Company of Ohio is in the process of acquiring a holding company system and is desirous of using the name "PICO" in the name of the holding company. Specifically, Physicians Insurance Company of Ohio proposes to change said holding company's name to "PICO Holdings, Inc." to allow PICO to retain its trading symbol on the NASDAQ National Market as well as to enhance name recognition by investors.

     Therefore, it is agreed that the Agreement shall be amended by adding the following sentence to Section 1.01(d):

     Provided also that Seller may cause the name of holding company it acquires to be changed to "PICO Holdings, Inc." subject to the provisions of Section 7.04(a) below.

     It is agreed that all other provisions in the Agreement shall remain the same.

     The parties to the Agreement have executed this Amendment No. 1.

                                    MUTUAL ASSURANCE, INC.

                                    By: /s/ PAUL R. BUTRUS

                                       -----------------------------------------
                                       Its: Executive Vice President
                                       Date: July 23, 1996

                                    THE PROFESSIONALS INSURANCE COMPANY

                                    By: /s/ JAMES F. MOSIER

                                       -----------------------------------------
                                       James F. Mosier
                                       Its: Secretary
                                       Date: July 30, 1996

                                    PHYSICIANS INSURANCE COMPANY OF OHIO

                                    By: /s/ JAMES F. MOSIER

                                       -----------------------------------------
                                       James F. Mosier
                                       Its: Secretary
                                       Date: July 30, 1996